Advised by NorthCoast Asset Management LLC
TICKER: CANGX

Summary Prospectus | July 29, 2020
as supplemented July 28, 2021

NorthCoast Asset Management LLC, the Adviser to the CAN SLIM® Tactical Growth Fund (the “Fund”), has recommended, and the Board of Trustees (the “Board”) of Professionally Managed Portfolios has approved, the liquidation and termination of the Fund. The Adviser’s recommendation was primarily based on the fact that the Fund is not economically viable at its present size, and the Adviser did not anticipate that the Fund would experience meaningful growth in the foreseeable future. The liquidation is expected to occur after the close of business on August 31, 2021. Pending liquidation of the Fund, investors will no longer be able to reinvest dividends received in the Fund.

Effective July 28, 2021, the Fund will no longer accept purchases of new shares. In addition, the Fund’s Adviser will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies and starting on July 28, 2021, the Fund’s assets will be converted into cash and cash equivalents. Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.

In connection with the liquidation, the Board approved the immediate suspension of the Fund’s distribution and/or service (Rule 12b-1) fees. The Board also approved a waiver of the redemption fee of 2.00% on shares redeemed within 30 days of purchase for redemptions of Fund shares that occur after the date of this supplement.

If a shareholder has not redeemed his or her shares prior to August 30, 2021, then the shareholder’s account will automatically be closed and liquidating distributions, less any required tax withholdings, will be sent to the address of record.

If you hold your shares in an IRA account directly with U.S. Bank N.A., you have 60 days from the date you receive your proceeds to reinvest your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to August 30, 2021 of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds.

Please contact the Fund at 1-800-558-9105 or your financial advisor if you have questions or need assistance.

Please retain this Supplement with the Summary Prospectus.